EXHIBIT 99.1



                                OPTION AGREEMENT


         This Agreement is entered into this the 11th day of August, 1996 by and among James C. Flores ("Flores"), Cherie Hair Flores, residents of Baton Rouge, Louisiana, William W. Rucks, IV., individually ("Rucks"), Catherine May Rucks, residents of Lafayette, Louisiana, and William W. Rucks, IV. and Catherine May Rucks as sole general partners of the Rucks Family Limited Partnership ("Partnership"), a Texas limited partnership.

                                    RECITALS

          A. Flores is Chairman of the Board of Directors and Chief Executive Officer of Flores & Rucks, Inc., a Delaware corporation ("Company"). Rucks is Vice-Chairman of the Board of Directors and President of the Company. Flores, members of his immediate family and his family limited partnership are record owners collectively of not fewer than 3,000,000 shares of the Company's common stock, par value 0.01 per share ("Company's Stock"). Rucks and the Partnership are currently the record owners of not fewer than 3,450,000 shares in the aggregate of the Company's Stock. B. Rucks wishes to sell 1,650,000 shares of the Company's Stock in a public sale ("Public Sale") on/or before December 31, 1996, and the Company has agreed, subject to certain conditions, to prepare and file a registration statement covering the sale of the aforesaid 1,650,000 shares. Rucks, Flores and the Company believe that if Rucks completes the Public Sale, it will be in the best interest of the Company and its stockholders for Flores to have the right to acquire from Rucks and the Partnership 1,600,000 shares of the Company's Stock in order to facilitate the Public Sale, prevent the occurrence of a change in control event under the Company's existing debt instruments and to assure continuity of management and the balanced, timely and appropriate redistribution of the Company's Stock. Accordingly, Rucks and the Partnership have agreed to grant Flores an option (the "Option") to acquire 1,600,000 shares ("Option Shares") of the Company's Stock of which Rucks and the Partnership are currently the record owners under terms and conditions hereinafter specified.

         Now, therefore, in consideration of the recitals, the mutual promises of the parties hereto and other good and valid consideration the receipt and sufficiency of which is acknowledged, the parties hereby agree as follows:

         1.       DEFINITIONS.

                  As used herein the following terms shall have the following meanings (such definitions to be equally applicable to the singular and plural and to the masculine and feminine forms of the defined terms):

                  1.1 CLOSING means the meeting(s) to be held at the Company's principal offices in Baton Rouge, Louisiana for the purpose of completing the purchase(s) and sale(s) of Option Shares purchased by Flores pursuant to the exercise(s) of the Option.

                  1.2  COMPANY   means   Flores  &  Rucks,   Inc.,   a  Delaware
Corporation, with principal offices located at 8440 Jefferson Highway, Suite 420, Baton Rouge, Louisiana.

                  1.3 COMPANY'S STOCK means the common stock, par value 0.01 cent per share, of Flores & Rucks, Inc.

                  1.4 DEMAND Registration Rights means the contractual right of Rucks and the Partnership to demand that the Company cause the Option Shares to be registered following the Option Expiration Date in the event that Flores does not exercise the Option to acquire the Option Shares as evidenced by a separate agreement contemporaneously entered into between Rucks, the Partnership and the Company.

                  1.5 EFFECTIVE DATE means the date on which the funding occurs of the sales proceeds to Rucks from the public sale of 1,650,000 shares of the Company's Stock; if the aforesaid funding does not occur prior to January 1, 1997 there shall be no Effective Date.

                  1.6 EXERCISE NOTICE means a written notice from Flores to Rucks notifying Rucks and the Partnership of Flores' exercise of the Option; the Exercise Notice may be given from time to time during the Option Exercise Period and shall specify the number of Option Shares which Flores elects to purchase pursuant to this Option Agreement; the Exercise Notice shall be delivered in accordance with the provisions of Section 7.4 below.

                  1.7 EXTENDED PERIOD means the one-year period which will commence on the first day following the second annual anniversary of the Effective Date and, shall terminate on the Option Expiration Date.

                  1.8 IRREVOCABLE PROXY means Flores' right to vote the Option Shares throughout the Option Exercise Period as evidenced by that certain document entitled "Irrevocable Proxy Coupled With An Interest" substantially in the form of Annex A to this Option Agreement and which shall be delivered by Rucks and the Partnership to Flores on the Effective Date.

                  1.9 MINIMUM SHARE PURCHASES means not fewer than 300,000 Option Shares with respect to each purchase which occurs on/or before the second annual anniversary of the Effective Date and means all of the remaining Option Shares with respect to purchases which occur during the Extended Period.

                  1.10 OPTION means the right of Flores under this Option Agreement to purchase the Option Shares.

                  1.11     OPTION AGREEMENT means this Agreement.

                  1.12 OPTION EXERCISE PERIOD means the period which commences on the Effective Date and ends on the Option Expiration Date.

                  1.13 OPTION EXPIRATION DATE means that date which is the earliest to occur of:

                          (a) the third annual anniversary date of the Effective
                  Date except that if the Option Expiration Period is not extended for an additional year by Flores' payment to Rucks and the Partnership of the Option Extension Payment, the Option Expiration Date shall occur on the second annual anniversary date of the Effective Date, or

                           (b) the date upon which any of the following events
                  occur:

                          (i) January 1, 1997  unless the  Effective  Date shall
                           have occurred on/or before December 31, 1996; (ii) The date that Flores ceases to be a beneficial owner of at least 2,250,000 shares of the Company's Stock as adjusted for stock splits, stock dividends or similar corporate reorganizational events which occur after the date of the Option Agreement; (iii) The date that Flores ceases to be either an officer or director of the Company.

                  1.14 OPTION EXTENSION PAYMENT means the nonrefundable payment of One Million Dollars ($1,000,000) which at Flores' option may be made to Rucks and the Partnership on or before the second annual anniversary of the Effective Date and which, if made, shall subject to the provisions of Section 1.13 extend the Option Exercise Period until the third annual anniversary of the Effective Date. Sixty-two and one half percent (62.5%) of the Option Extension Payment shall be allocated to the Partnership and the remaining thirty-seven and one half percent(37.5%) shall be allocated to Rucks. The Option Extension Payment shall be applied toward the Purchase Price of the Option Shares if the Option is exercised during the Extended Period.

                  1.15 OPTION SHARES means in the aggregate 1,600,000 shares of the Company's Stock, 1,000,000 shares of which are currently owned of record by the Partnership and 600,000 shares of which are currently owned of record by Rucks; the Option Shares are represented by the Certificates identified on Annex B to this Agreement.

                  1.16 PURCHASE PRICE means the price per share which Flores shall pay Rucks and Partnership for the Option Shares at the Closing(s) of Purchase(s)of Option Shares following the Exercise(s) of the Option.

         2.       THE OPTION-EXERCISE.

                  2.1 OPTION. Rucks and the Partnership hereby grant to Flores a right to purchase the Option Shares for the Purchase Price specified in Section
3.1 hereof subject to the terms and conditions specified in this Option Agreement. The Option with respect to sixty-two and one half percent(62.5%) of the Option Shares is granted by the Partnership and the Option with respect to thirty-seven and one half percent (37.5%) of the Option Shares is granted by Rucks.
                  2.2 EXERCISE. The Option shall become exercisable by Flores on the Effective Date and shall be exercisable by him throughout the Option Exercise Period for one or more Minimum Share Purchases by delivering to Rucks and the Partnership an Exercise Notice in the manner specified in Section 7.4 hereof.

         3.       PURCHASE PRICE-CLOSING.

                  3.1 PURCHASE PRICE. The purchase price for the Option Shares shall be as follows:

                           (a) The Purchase  Price for Option  Shares  purchased
                  upon the exercise of the Option on/or before the first annual anniversary date of the Effective Date, shall be $30.00 per share; and

                           (b) The Purchase  Price for Option  Shares  purchased
                  upon the exercise of the Option on/or before the second annual anniversary of the Effective Date shall be $35.00 per share; and

                           (c) The Purchase  Price for Option  Shares  purchased
                  upon the exercise of the Option during the Extended Period shall be $37.625 per share. The Option Extension Payment shall be applied toward the Purchase Price for Option Shares purchased upon the exercise of the Option during the Extended Period.

Sixty-two and one half percent  (62.5%) of the aggregate  amount of the Purchase
Price of the Option Shares shall be allocated to the Partnership and thirty-seven and one half percent (37.5%) of the Purchase Price shall be allocated to Rucks.

                   3.2 CLOSING. At Closing(s) of the exercise(s) of the Option, Flores shall by immediately available funds pay the full amount of the Purchase Price for the Option Shares purchased pursuant to the exercise of the Option and Rucks and the

Partnership shall deliver to Flores against such payment certificates for the number of Option Shares being purchased together with stock transfer powers duly endorsed evidencing the transfer of such shares to Flores. Closing(s) shall be held in accordance with Section 1.1 hereof on the fifth (5th) business day following the date of the Exercise Notice or such earlier date as shall be specified in the Exercise Notice.

         4.       IRREVOCABLE PROXY.

         On the Effective Date, Rucks and the Partnership shall execute and deliver to Flores an Irrevocable Proxy substantially in the form of Annex A hereof. Promptly following the Option Expiration Date, Flores shall redeliver to Rucks and the Partnership the Irrevocable Proxy.

         5.       STOCK CERTIFICATE LEGEND.

         A legend shall be placed upon the certificates representing the Option Shares in substantially the following form:

                "The shares represented by this certificate are subject to an option in favor of James C. Flores pursuant to that certain
                Option Agreement dated as of August 11, 1996 by and between James C. Flores, Cherie Hair Flores, William W. Rucks, IV., individually, Catherine May Rucks, individually, William W. Rucks, IV. and Catherine May

                  Rucks, as sole general partners of the Rucks Family Limited Partnership ("Partnership"), a copy of which is on file with the Secretary of the Corporation at its principal offices in Baton Rouge, Louisiana and may only be transferred in accordance with the terms of such option. In addition, in accordance with the aforesaid Option Agreement, William W. Rucks, IV., Catherine May Rucks and the Partnership have also granted to James C. Flores an Irrevocable Proxy coupled with an interest empowering Flores to vote the shares represented by this Certificate at any Stockholders Meeting or other vote which occurs during the term of the Option Exercise Period as that term is defined in the Option Agreement.

         Promptly following the Option Expiration Date, Flores, Rucks and the Partnership shall jointly cause the aforesaid legend to be removed from the Certificates which represent the Option Shares.

         6.       RUCKS' AND THE PARTNERSHIP'S REPRESENTATIONS AND WARRANTIES.

         Rucks, Catherine May Rucks and the Partnership represent, warrant and covenant to Flores as follows:

                           (a) Rucks and the Partnership each are the sole owner
                  of all of the Option Shares of which such party is the owner of record as reflected by Annex B free and clear of all liens, claims, charges, restrictions, equities and encumbrances of any kind subject, however, to restrictions imposed by applicable securities laws. Now and at the time of Closing(s) Rucks and the Partnership have and will have full power and legal right to sell, assign, transfer and deliver to Flores the Option Shares free and clear of all liens, claims, charges, restrictions, equities and encumbrances of any kind subject, however, to restrictions imposed by applicable securities laws. Rucks and the Partnership agree during the Option Exercise Period not to, directly or indirectly, sell, assign, transfer or deliver, or grant any proxies (other than the Irrevocable Proxy) or enter into any voting agreement with respect to any of the Option Shares; and

                           (b) Rucks and the Partnership have all necessary power and authority to execute, deliver and perform this Option Agreement and the Irrevocable Proxy and to consummate the sale of the Option Shares and the other transactions contemplated by this Option Agreement. This Option Agreement has been and the Irrevocable Proxy when delivered in accordance with Section 4 will have been duly executed by Rucks and the Partnership and when executed will constitute the legal, valid and binding obligation of each of them enforceable against them in accordance with their terms. Neither the execution and delivery of this Agreement or the Irrevocable Proxy, nor the performance of the transactions contemplated hereby or thereby will conflict with or result in a breach, default or violation of or require any consents under the organization documents or partnership agreement of the Partnership or any contract, lien, instrument or agreement to which Rucks or the Partnership is bound or subject to. Rucks and the Partnership have the full right, power and authority to direct the vote of the Option Shares and have not granted any proxies or entered into any voting agreements with respect thereto.

         7.       MISCELLANEOUS.

                  7.1 ASSURANCE OF FURTHER ACTION. From time to time after the Closing and without further consideration, each of the parties to this Option Agreement shall execute and deliver, or cause to be executed and delivered, such further instruments and agreements, and shall take such other actions, as the other party may reasonably request in order to more effectively effectuate the transactions contemplated by this Option Agreement.

                  7.2 EXPENSES. Whether or not the Closing is consummated, each of the parties will pay all of his, her, or its own legal and accounting fees and other expenses incurred in the preparation of this Option Agreement and the performance of the terms and provisions of this Option Agreement.

                  7.3 WAIVER. The parties to this Option Agreement may by written agreement executed by all such parties (i) extend the time for or waive or modify the performance of any of the obligations or other acts of the parties to this Option Agreement or (ii) waive any inaccuracies in the representations and warranties contained in this Option Agreement or in any document delivered pursuant to this Option Agreement.

                  7.4 NOTICES. All notices, requests or other communications under this Option Agreement shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed by overnight courier, addressed as follows:

                      (a) IF TO FLORES, TO JAMES C. FLORES

                          8440 Jefferson Highway
                          Suite 420
                          Baton Rouge, Louisiana 70809

                      (b) IF TO RUCKS, TO WILLIAM W. RUCKS, IV.

                          120 Shannon Road
                          Lafayette, Louisiana 70503


                      (c) IF TO THE PARTNERSHIP, TO WILLIAM W. RUCKS, IV.

                          120 Shannon Road
                          Lafayette, Louisiana 70503

or to such other address as may have been furnished in writing to the party giving the notice by the party to whom notice is to be given.

                  7.5 ENTIRE AGREEMENT. This Option Agreement embodies the entire Option Agreement among the parties and there have been and are no agreements, representations or warranties, oral or written, among the parties other than those set forth or provided for in this Option Agreement. This Option Agreement may not be modified or changed, in whole or in part, except by a supplemental agreement signed by each of the parties.

                   7.6 RIGHTS UNDER THIS AGREEMENT. This Option Agreement shall bind and inure to the benefit of the parties to this Option Agreement and their respective heirs, legal representatives, successors and permitted assigns, but shall not be otherwise assignable by any party without the prior written consent of the other party. Nothing contained in this Option Agreement is intended to confer upon any person, other than the parties to this Option Agreement and their respective heirs, legal representatives, successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Option Agreement. The Option created by this Option Agreement is nonassignable and nontransferable; provided, however, Flores may transfer this Option to his wife or children, or any family trust, partnership, corporation or similar entity for the benefit of, or controlled by, any of the foregoing.

                   7.7 GOVERNING LAW. This Option Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to the conflicts of laws principles of that State.

                   7.8 HEADINGS; REFERENCES TO SECTIONS AND ANNEXES. The headings of the Sections, paragraphs and subparagraphs of this Option Agreement are solely for convenience of reference and shall not limit or otherwise affect the meaning of any of the terms or provisions of this Option Agreement. The references in this Option Agreement to sections and annexes, unless otherwise indicate, are references to sections of and annexes to this Option Agreement.

                   7.9 COUNTERPARTS. This Option Agreement may be executed in counterparts, each of which shall be an original, but which together constitute one and the same instrument.

                   7.10 TERM. The term of this Option Agreement commenced on the date first set forth above and shall terminate on the Option Expiration Date.

         IN WITNESS, the parties have duly executed this Option Agreement on August 11, 1996 as of the date first above written.


                                            /s/ James C. Flores
                                            ---------------------------
                                                JAMES C. FLORES


                                            /s/ Cherie Hair Flores
                                            ---------------------------
                                            CHERIE HAIR FLORES


                                            /s/ William W. Rucks, IV
                                            ---------------------------
                                            WILLIAM  W. RUCKS, IV.



                                            /s/ Catherine May Rucks
                                            ---------------------------
                                            CATHERINE MAY RUCKS



                                            RUCKS FAMILY LIMITED PARTNERSHIP


                                            By:/s/ William W. Rucks, IV
                                               ---------------------------
                                               WILLIAM W. RUCKS, IV.
                                               General Partner



                                            By:/s/ Catherine May Rucks
                                               ---------------------------
                                               CATHERINE MAY RUCKS
                                               General Partner